Company Overview January 2021 Exhibit 99.1

Notice Regarding Forward-Looking Statements These slides and the accompanying oral presentation (the “Presentation”) include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on current expectations, estimates and projections based on information currently available to management. These forward-looking statements include, among others, statements relating to our business strategy; our expectations regarding changing reimbursement rates on both our rental revenue and the oxygen therapy market generally; the size and estimates of growth in the oxygen therapy market; our estimates concerning market penetration; our expectation regarding market headwinds and the impact on HME providers; our expectations regarding the impact of the COVID-19 public health emergency (“PHE”) on our business and demand for our products; our hiring expectations; product development; expectations related to the Company’s rental strategy and growth prospects; and our expectations related to our acquisition of New Aera and the Tidal Assist® Ventilator technology. All statements other than statements of historical facts contained in this Presentation, including statements regarding our future results of operations and financial position, business strategy, prospective products, plans and objectives of management for future operations, and future results of current and anticipated products are forward-looking statements. Forward-looking statements are typically identified by words like “believe,” “anticipate,” “could,” “should,” “estimate,” “expect,” “intend,” “plan,” “project,” “will,” “forecast,” “budget,” “pro forma,” and similar terms. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to, risks arising from the possibility that we will not realize anticipated revenue; the impact of reduced reimbursement rates; the possible loss of key employees, customers, or suppliers; and intellectual property risks if we are unable to secure and maintain patent or other intellectual property protection for the intellectual property used in our products. In addition, our business is subject to numerous additional risks and uncertainties, including, among others, risks relating to market acceptance of our products; our ability to successfully launch new products and applications; competition; our sales, marketing and distribution capabilities; our planned sales, marketing, and research and development activities; interruptions or delays in the supply of components or materials for, or manufacturing of, our products; seasonal variations; unanticipated increases in costs or expenses; and risks associated with international operations. The known risks and uncertainties are described in detail under the caption “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ending December 31, 2019. Additional information is also set forth in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 and our subsequent reports filed with the Securities and Exchange Commission, or SEC. Accordingly, our actual results may materially differ from our current expectations, estimates and projections. Unless otherwise specified herein, forward-looking statements represent our management’s beliefs and assumptions only as of our November 4, 2020 earnings release, and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. For more complete information about Inogen, Inc., please read our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other documents that we have filed and may file from time to time with the SEC. These documents can be obtained by visiting EDGAR on the SEC Web site at www.sec.gov.

Inogen POC Offers Freedom and Mobility Stationary oxygen concentrator + Regular oxygen tank delivery Delivery Model Inogen Model 4.7 pounds (single battery) Pulse-dose, Intelligent Delivery Technology Run time up to 13 hours with a double battery A/C adaptable Conforms to all applicable FAA requirements Suitable for stationary, portable, travel & overnight use Portable oxygen concentrator (POC) Inogen® offers a single solution, freedom and independence Inogen One G5®

Traditional O_2 Therapy Challenged by Market Dynamics

	Traditional O_2	Inogen	Relevance today
Enables quality of life	O	P	▪ Increased baby boomer expectations ▪ Increased consumer involvement in healthcare decisions ▪ Enables travel and mobility & reduces reliance on deliveries
Cost effective	O	P	▪ >50% reduction to Medicare reimbursement rates ▪ Oxygen delivery has high infrastructure and variable costs
Maximizes mobility	O	P	▪ Ambulatory O2 → 2x survival; 60% fewer hospital days[1] ▪ Utilizers of oxygen therapy have lower deaths, hospitalizations, and days in the hospital than those who have a health condition that would support oxygen but do not use it[2]

Note 1: Retrospective Review of the 1980 Nocturnal Oxygen Therapy Trial Group led by Dr. Tom Petty published in 2000

Note 2: www.cms.gov/Medicare/Medicare-Fee-for-Service-Payment/DMEPOSCompetitiveBid/Monitoring.html oxygen. anytime. anywhere.®

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Product Performance Drives Leadership Position Effectiveness Design Convenience

Building the Inogen Brand Targeted advertising Consumer preference Domestic direct-to-consumer sales ($M) Domestic business-to-business sales ($M) +37.4% 4-year CAGR Founded in patient preference +32.6% 4-year CAGR

U.S. Market Dynamics Favor POC Adoption by HME Providers

Estimated Penetration of POCs[1]



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
33%
63%
5%
22%
60%
18%
22%
8%
70%
CAGR: ~22%
2012
2019[1]
Estimated Full Penetration[2]
POCs
Ambulatory Non-POCs
Stationary

Note 1: Based on 2019 U.S. Medicare claims data and our estimates of the ratio of the Medicare market to the total market. Value excludes Medicare Advantage, Medicaid, cash pay and private insurance.

Note 2: Based on 2019 U.S. Medicare claims data, ambulatory patients account for 77.8% of total patients. Inogen estimates a full POC penetration rate of up to 90% of the existing ambulatory patient population based on Inogen's analysis of the patients who have contacted the Company and their clinical needs.

Average gross monthly Medicare reimbursement rates in former CBAs



$250
$200
$150
$100
$50
$0
$233
$158
$136
$134
$115
$114
$113
$109
$110
$110
2012
Round 1
Round 2
R1 re-compete 2014
R2 re-compete 2016
R1 re-compete 2017
2018 DME Adj.
2019 DME Adj.
2020 DME Adj.
2021 DME Adj.

Market Dynamics

- Low monthly reimbursement is expected to continue to challenge the oxygen delivery model and favor POC adoption
- HME restructuring challenges, capital constraints, and limited cash flow are expected to lead to "lumpy" order activity
- We believe COVID-19 has reduced new COPD patient referrals due to reduced travel, limited patient interactions at physician offices, and focus on purchasing stationary oxygen concentrators for COVID-19 patients
- Oxygen therapy removed from competitive bidding round 2021 oxygen. anytime. anywhere.®

inogen 7

Innovation to Stay at Forefront of Customer Preference

Globally Diversified Revenue 2019 Revenue: $361.9M YTD September 30, 2020 Revenue: $234.5M Sales in 47 Countries Worldwide revenue

Historical Revenue & Strong Balance Sheet Revenue ($M) 10 Year CAGR of 42.2% As of September 30, 2020

Driving Future Revenue Growth 300 inside sales reps* Focusing on sales rep productivity including close rates Increased utilization of leads to drive rentals 14 U.S. and 9 Int’l B2B sales & support team* Strong private label partnership Distribution in 46 international countries Developing reg. & sales pathways in emerging markets Inogen One G5 launched in 2019 Plan to integrate TAV / New Aera technology into POCs Focused on disruptive products and evaluating potential acquisition targets that offer unique respiratory solutions *As of December 31, 2020 29 physician sales and support team members* Increase utilization of DTC leads to drive rentals and increase physician awareness of Inogen POCs Expand infrastructure for rental processing and billing

Company Highlights Market leader in large, global, underpenetrated market DTC model enables innovation and customer access Differentiated product portfolio with commitment to R&D Experienced management team recognized as leaders in the respiratory homecare market Attractive financial profile

Supplemental Information

510(k) clearance by the FDA FDA registered manufacturing facilities Conforms to all applicable FAA requirements for use on commercial aircraft Quality Management System certified to comply with ISO 13485 for the design, development, manufacture, distribution and service of oxygen concentrators, non-invasive ventilators and accessories Licensed to provide directly to patients & bill Medicare in 50 states & District of Columbia State by state licensure requirements Advanced Beneficiary Notices (ABNs) are not required when selling directly to patients for cash as purchase of oxygen equipment is statutorily non-covered Bid in 129 of 130 competitive bid areas in Round 2021 Accredited Home Medical Equipment Provider by the Accreditation Commission for Health Care (ACHC) High Standards of Compliance and Regulations Accredited home care provider Billing / DTC Key regulatory approvals

Estimated U.S. Medicare Penetration of POCs

We believe POCs remain under penetrated

- Based on 2019 U.S. Medicare claims data, ambulatory patients account for 77.8% of total LTOT patients.
- Inogen estimates a full POC penetration rate to be 90% of the existing ambulatory patient population or ~70% of the total[1]
- Based on 2019 U.S. Medicare claims data, we estimate the penetration rate for POCs was ~18%[2]
- Inogen estimates the U.S. oxygen therapy market to reach full POC penetration in 5+ years
- Inogen's POC useful life is 5 years

Estimated Full POC Penetration Rate[1]


Stationary
22.2%
Ambulatory
77.8%
Ambulatory
non-POC
10%
POC
Appropriate
90%

Estimated Penetration of POCs[1]

(based on Medicare)


0.6
0.4
0.2
0
8%
9%
11%
14%
18%
70%
2015
2016
2017
2018
2019
Est. Full Penetration

Note 1: Based on 2019 U.S. Medicare claims data, ambulatory patients account for 77.8% of total patients. Inogen estimates a full POC penetration rate of up to 90% of the existing ambulatory patient population based on Inogen's analysis of the patients who have contacted the Company and their clinical needs.
Note 2: 2019 U.S. Medicare claims data does not include Medicaid, cash sales, private insurance, government or Medicare Advantage patients oxygen. anytime. anywhere.®
inogen 15

Design Expertise & Intellectual Property 59 patents issued* System design and assembly Control systems for oxygen concentrators and ventilators Nasal interface designs Sieve bed designs and life prediction 29 pending patent applications* POC design improvements Ventilation interface design Design features for improved manufacturing Trade secrets & know-how Automation Connectivity Compressor design & air separation Encoded software Ventilation & air entrainment Product differentiation Long-term protection of existing portfolio Design features for patient preference Reduced service costs Reduced part count and ease of assembly Increase functionality Improve design Ease-of-use Reduce production costs * Patents and pending patents as of December 31, 2020

Average Gross non-delivery Ambulatory Monthly Rates We believe lower reimbursement rates will drive conversion to non-delivery solutions, although there are challenges to HME provider adoption POC reimbursement rates are an 18% premium compared to stationary + tanks in 36-mo rental period Oxygen was removed from competitive bidding round 2021, and CMS has published a proposed rule to establish reimbursement rates going forward including making permanent the rural and non-contiguous 50/50 blended rate. It is unclear if there will be a future round of competitive bidding.

COVID-19 Policy Changes The CARES Act extended the 50/50 blended rate for HME providers in rural and non-contiguous, non-competitive bid areas & established a new 75/25 blended rate for all other non-competitive bid areas through duration of COVID-19 public health emergency Interim final rule published on Federal Register on 4/6/20 Allows clinicians additional flexibility in determining Medicare patient needs for respiratory devices to allow patients to manage their treatments at home, including oxygen concentrators and other respiratory products Allows waivers for signature and proof of delivery requirements and accreditation and appeal extensions during the public health emergency

Strategic Value of New Aera Acquisition Non-invasive ventilator (NIV) for select patients with chronic lung diseases (Rx required) Compatible with certain oxygen concentrators, oxygen cylinders, wall gas, and certain medical air sources Delivers higher flow and pressure versus traditional oxygen therapy Proprietary micro nasal pillow design with built-in entrainment for maximum flow 22 issued patents and 14 pending patent applications* * Patents and pending patents as of December 31, 2020

Benefits of TAV® vs. Standard Oxygen Randomized, open-label crossover study comparing TAV vs. standard oxygen for its impact on exercise endurance, oxygen saturation and Borg dyspnea 18 subjects included moderate to very severe COPD or interstitial lung disease patients studied at a pulmonary rehabilitation site Primary endpoint was exercise endurance, secondary endpoints included SpO2, Borg dyspnea scores, leg fatigue scores, and heart rate

A Proven Team Built for Success

Scott Wilkinson* President, Chief Executive Officer, BOD Member	▪ 30+ years of leadership with Johnson & Johnson, Kimberly-Clark, Invacare in operations, R&D, product management, sales & marketing
Ali Bauerlein CFO, EVP Finance, Corporate Secretary & Corporate Treasurer	▪ Co-founder of Inogen with 19 years experience in treasury, finance, accounting, risk management as well as strategic and tactical cost analysis and forecasting
Arron Retterer Executive Vice President, Sales	▪ 20+ years of corporate sales leadership experience with Becton Dickinson, CareFusion, and Cardinal Health
Byron Myers Executive Vice President, Marketing	▪ Co-founder of Inogen with 19 years experience with direct responsibility for marketing and product management operations ▪ MBA, UCSD Rady School of Management
Brenton Taylor Executive Vice President, Engineering	▪ Co-founder of Inogen with 19 years of experience in medical device product development and manufacturing ▪ Successfully obtained 26 issued U.S. patents for POC development
Bart Sanford Executive Vice President, Operations	▪ 30+ years of manufacturing and operations leadership experience, with 18 years in Danaher Corporation (Cepheid, Molecular Devices, Fluke Corporation)
Jim Runchey Executive Vice President, Human Resources	▪ 30+ years of corporate leadership experience with Zeiss, Invitrogen / Life Technologies, and Alaris Medical Systems in Human Resources and Commercial Operations

*Search for CEO replacement in process due to retirement of Mr. Wilkinson by year-end 2021 oxygen. anytime. anywhere.®

inogen 21